UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1776

Name of Registrant:	Vanguard Wellesley Income Fund

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2010 – March 31, 2011

Item 1: Reports to Shareholders

Vanguard Wellesley® Income Fund
Semiannual Report

March 31, 2011

> For the six months ended March 31, 2011, Vanguard Wellesley Income Fund returned about 4%.

> The fund’s stock portfolio posted positive returns for the period, while the bond portion—about 60% of total assets—finished in negative territory.

> Wellesley lagged its benchmark slightly, and trailed its peer-group average by a wider margin.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	6
Fund Profile.	9
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	29
Glossary.	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Six Months Ended March 31, 2011
Total
Returns
Vanguard Wellesley Income Fund
Investor Shares	4.21%
Admiral™ Shares	4.23
Wellesley Composite Index	4.35
Mixed-Asset Target Allocation Conservative Funds Average	5.54

Wellesley Composite Index: Weighted 65% bonds and 35% stocks. For bonds: Lehman U.S. Long Credit AA or Better Bond Index through
March 31, 2000, and Barclays Capital U.S. Credit A or Better Bond Index thereafter. For stocks: 26% S&P 500/Barra Value Index and 9% S&P
Utilities Index through June 30, 1996, when the utilities component was split into the S&P Utilities Index (4.5%) and the S&P Telephone Index
(4.5%); as of January 1, 2002, the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index; as of July 1,
2006, the S&P 500/Barra Value Index was replaced by the S&P 500/Citigroup Value Index; as of August 1, 2007, the three stock indexes were replaced by the FTSE High Dividend Yield Index.
Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2010 , Through March 31, 2011

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Wellesley Income Fund
Investor Shares	$21.60	$22.09	$0.412	$0.000
Admiral Shares	52.34	53.52	1.014	0.000

Chairman’s Letter

Dear Shareholder,

Vanguard Wellesley Income Fund returned about 4% for the six months ended March 31, 2011. The fund trailed its composite benchmark by a small margin, and lagged the average return of its peer group.

Though stocks represented less than 40% of the fund’s assets, they drove its returns for the period: The equity portfolio returned more than 15%, while, in an environment of rising interest rates, its bond portfolio returned about –2%. The returns of both portfolios trailed those of their respective benchmarks by less than a percentage point.

As of March 31, the 30-day SEC yield for Investor Shares of the fund was 3.06%, down from 3.22% a year earlier, while the yield for Admiral Shares was 3.13%, down from 3.32%.

Despite distressing headlines, stock markets rallied

Global stock markets produced exceptional returns for the six months ended March 31, a period punctuated by unnerving developments such as political upheaval in the Middle East and North Africa, new sovereign debt dilemmas in Europe, and a nuclear emergency in Japan. On a more optimistic note, the U.S. economy continued to grind into gear. Job growth picked up, fueling hopes that the good news might be persistent enough to bring down the high unemployment rate.

The broad U.S. stock market returned more than 18%. The stocks of smaller companies, which are keenly sensitive to the rhythms of the business cycle, did even better. Non-U.S. stock markets trailed their American counterparts, though as a group, their six-month return topped 10%. European stocks performed best.

All but the shortest-term rates moved higher, affecting bond prices

With the exception of the shortest-term securities, the rates on fixed income investments moved higher during the six-month period. At the start of the period, the 10-year U.S. Treasury note yielded a meager 2.51%. By the end, the rate had climbed to 3.45% as investors demanded more compensation for the possibility that inflation will continue to accelerate from financial-crisis lows.

Rising rates put short-term pressure on bond prices. The broad U.S. taxable bond market produced a slightly negative return. The broad municipal bond market, which came under pressure both from rising rates and concern (exaggerated, in Vanguard’s view) about the financial strength of state and municipal borrowers, returned –3.68%.

As it has since December 2008, the Federal Reserve held its target for short-term interest rates near 0%. This stance kept the returns available from money market instruments, such as the 3-month Treasury bill, in the same neighborhood.

Fund’s bond portfolio weighed on results

The Wellesley Income Fund, an income-oriented balanced fund, offers broad exposure to stocks and investment-grade

Market Barometer

	Total Returns
	Periods Ended March 31, 2011
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	18.13%	16.69%	2.93%
Russell 2000 Index (Small-caps)	25.48	25.79	3.35
Dow Jones U.S. Total Stock Market Index	18.51	17.50	3.27
MSCI All Country World Index ex USA (International)	10.85	13.15	3.59

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	-0.88%	5.12%	6.03%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	-3.68	1.63	4.14
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.15	2.09

CPI
Consumer Price Index	2.30%	2.68%	2.26%

bonds. While balanced funds typically offer a higher allocation to stocks, the fund’s advisor, Wellington Management Company, is somewhat unique in allocating about one-third to stocks and two-thirds to bonds. This strategy has served shareholders well over the more than four decades of the fund’s existence, but it held back results in the half-year as bonds struggled.

The fund’s stock holdings are focused on blue chip stocks with above-average dividend yields, and the fund’s equity portfolio posted positive returns in all ten market sectors for the period. However, it did lag its benchmark in several areas.

The fund’s energy holdings provided the largest share of performance, contributing more than 4 percentage points to total returns for the period. Though in part attributable to rising oil prices in the wake of turmoil in North Africa and the Middle East, these impressive results more broadly reflected a gradual clearing of the clouds that have hung over energy stocks since the Gulf oil spill.

Stock selection in the industrials sector—especially in machinery companies and industrial conglomerates—also contributed to returns. Information technology was another standout as holdings in semiconductor stocks, including Maxim Integrated Products and Analog Devices, made significant contributions to results. In financials, holdings in insurance companies and commercial banks added value.

Though the fund posted positive returns in the industrial sector, its holdings under-performed those in the benchmark: The

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Wellesley Income Fund	0.28%	0.21%	0.85%

The fund expense ratios shown are from the prospectus dated January 27, 2011, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2011, the fund’s annualized expense ratios were 0.27% for Investor Shares and 0.21% for Admiral Shares.
The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Mixed-Asset Target Allocation Conservative Funds.

fund’s advisors avoided or underweighted some of the sector’s better-performing stocks, including Caterpillar and General Electric. The fund’s relative returns were also held back by stock selection in the health care sector. Pharmaceutical giant AstraZeneca, held by the fund but not by the index, fell more than 5% for the period. The fund was also hurt by its overweighted stakes in Merck (–8%) and Johnson & Johnson (–3%).

As mentioned earlier, the bond portion of the Wellesley Income Fund was down almost 2% for the period, trailing its benchmark, the Barclays Capital U.S. Credit A or Better Index. Unlike the index, which invests solely in corporate bonds, the fund also invests in Treasuries for liquidity purposes, and Treasury bonds lagged their corporate counterparts for the period. The advisor’s selections in banking bonds and an underweighting in foreign local government bonds also hurt returns.

Stay focused on your long-term investment plan

While the Wellesley Income Fund trailed its target benchmark for the period, it’s important to keep in mind that a six-month snapshot isn’t the most useful assessment of a fund’s performance.

At Vanguard, we encourage investors to focus on the long term. One way to do this is to create an investment plan that includes a mix of stock, bond, and money market funds that are appropriate for your long-term goals and risk tolerance. Once you have a plan in place, it’s important to stick with it, regardless of what’s going on in the market.

The Wellesley Income Fund, with its impressive long-term track record, experienced management team, and broad exposure to investment-grade bonds and value-oriented stocks, can play a major role in a well-balanced portfolio. And, of course, the fund’s low expenses can help you keep a larger proportion of the return on your investment.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 13, 2011

Advisor’s Report

The Wellesley Income Fund returned 4.21% for the six months ended March 31, 2011, very slightly behind its composite benchmark return of 4.35%. The fund’s fixed income holdings returned –1.90% for the period, trailing the –1.31% return of the bond portfolio’s benchmark. Wellesley’s stock portfolio returned 15.18% for the six months, slightly lagging its benchmark return of 15.47%.

Investment environment

Fiscal and monetary policies remained highly accommodative during the period. Stimulus efforts on both fronts strengthened the financial system and the economy enough for the Federal Reserve to end several of its emergency lending programs and the Treasury to begin liquidating its investments in banks and securities.

Looking beyond the U.S. financial crisis, the main concerns for investors came from deeply indebted European nations, unrest and regime changes in North Africa and the Middle East, rising commodity prices, and the earthquake and accompanying catastrophic aftermath in Japan. However, while these events were disruptive to the markets, they had little direct impact on the U.S. economy. As nerves calmed in each case, investors once again realized that the U.S. economy was still in a modest and fragile recovery. Capital again began flowing into riskier asset classes, deflation fears dwindled, and it became clear that the federal government would ultimately reduce its involvement in the financial markets and its institutions.

Within the bond market, this environment was very supportive of the risk sectors, notably low-quality corporate credit, commercial mortgage securities, and distressed residential mortgage securities. Agency mortgage securities lagged, to some degree because of untrustworthy securities models, uncertainty concerning the future of Fannie Mae and Freddie Mac, and still-broken fundamentals within the residential real estate sector.

The equity markets had a strong run in 2010 and early 2011, but gains will likely be tougher to achieve going forward, as the rate of earnings growth is slowing and price/earnings multiples have already expanded in anticipation of better prospects. While our outlook remains positive, we are cognizant of the growing challenges.

The fund’s successes

Within the fixed income portion of the fund, our allocation to mortgage-backed and other structured sectors of the bond market helped our performance, as did our allocation to out-of-benchmark BBB/Baa-rated holdings.

In the equity portion, allocation to and stock selection within information technology contributed the most to relative returns.

Maxim Integrated Products, a leading international supplier of quality analog and mixed signal semiconductors, performed well on better-than-expected quarterly results driven by strong revenue growth in its communications chip segment and belief that the company’s variable cost structure will help it to maintain healthy margins. We continue to own the stock, as its valuation remains attractive and our long-term thesis on growth and margin improvement remains applicable.

Stock selection within the financial and materials sectors also helped our performance. Within financials, Marsh & McLennan, the insurance brokerage company providing advice and solutions in risk, strategy, and human capital, performed well as a result of better-than-expected fourth-quarter earnings and expanded operating margins. We continue to hold the stock based on its attractive multiple, strong earnings growth, and high-quality cash generation.

The fund’s shortfalls

Like its all-corporate benchmark, Wellesley’s bond portfolio delivered a negative return for the period. The fund’s duration and yield curve positioning proved unfavorable. Our sector allocation also detracted from performance during this period. We were skeptical of both the sustainability of the economic recovery and the resilience of the rising equity markets, so we stayed more liquid than proved necessary. This caution was evidenced by our out-of-benchmark holdings in U.S. Treasuries, agencies, and FDIC-backed bonds, all of which underperformed the all-corporate bond index benchmark. In addition, we did not anticipate the rebound in economic activity that coincided with the implementation of QE2, and we were not positioned for the rise in interest rates and steepening of the yield curve in the final calendar quarter of 2010.

On the equity side, the industrials and health care sectors were the largest detractors. Within industrials, not owning Caterpillar hurt relative results the most, as its shares gained on strong results in the company’s machine, engine, and mining businesses. Our holdings in U.S.-based industrial conglomerate 3M Company also detracted from relative returns, with the company’s shares falling after it cut its 2010 profit forecast and provided guidance on 2011 that was below consensus expectations. We have kept our position in 3M, since the 2010 shortfall was the result of an inventory correction that does not change our long-term outlook and we feel that 2011 expectations are now at more attainable levels.

Within health care, Merck & Co., AstraZeneca, and Johnson & Johnson were the largest detractors. Shares of U.S.-based pharmaceutical company Merck & Co. fell when a trial of the company’s new anticoagulant was halted after a data and safety monitoring board demanded that precautionary measures be taken. We added to our position on weakness.

The fund’s positioning

The bond portfolio’s current positioning is based upon our expectation that the U.S. economy will continue to expand, and that this expansion will be led primarily by the business sector, with the consumer sector healing more slowly. An improving economy, bolstered by ample liquidity and a healthier financial system, is supportive of greater risk in the bond portfolio and less need for liquidity. Accordingly, we have greatly reduced our Treasury and cash exposure and increased our exposure to corporate bonds and agency mortgage-backed securities where valuations are compelling even compared to those of short- and intermediate-term corporate bonds. We are maintaining our exposure to the Baa/BBB segment, to financial issuers, and to taxable municipal bonds where valuations continue to be most attractive. The eventual end of fiscal and monetary stimulus and accompanying rise in short-term interest rates keep us inclined toward a duration no longer than neutral, with a flattening yield curve bias.

Within the stock portfolio, our most significantly overweighted sectors are financials, consumer discretionary, and materials, while our most significantly underweighted sectors are utilities, industrials, and information technology.

Our largest purchases over the past six months included Royal Dutch Shell, Vodafone Group, Procter & Gamble, General Mills, and Imperial Tobacco Group. Our sales included Marathon Oil and Schneider Electric, where the dividend yields had become insufficient, and companies that had reached or were approaching our target prices, such as Toronto-Dominion Bank and Genuine Parts.

The dominant theme that guides the fund’s investment strategy is our commitment to provide shareholders an attractive level of income by investing in high-quality securities. In general, the fund’s performance is quite sensitive to the direction of interest rates because of its sizable weighting in bonds and meaningful weighting in high-yielding, interest rate-sensitive stocks.

Respectfully,

John C. Keogh
Senior Vice President and
Fixed Income Portfolio Manager

W. Michael Reckmeyer, III, CFA
Senior Vice President and
Equity Portfolio Manager

Wellington Management Company, llp

April 12, 2011

Wellesley Income Fund

Fund Profile
As of March 31, 2011

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWINX	VWIAX
Expense Ratio[1]	0.28%	0.21%
30-Day SEC Yield	3.06%	3.13%

Equity Characteristics
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	Index
Number of Stocks	55	437	3,817
Median Market Cap $62.8B		$75.7B	$31.4B
Price/Earnings Ratio	14.3x	15.1x	17.9x
Price/Book Ratio	2.3x	2.5x	2.3x
Return on Equity	21.2%	22.5%	18.9%
Earnings Growth Rate	-1.1%	2.0%	5.9%
Dividend Yield	3.5%	3.2%	1.7%
Foreign Holdings	6.0%	0.0%	0.0%
Turnover Rate
(Annualized)	64%	—	—
Short-Term Reserves	6.5%	—	—

Fixed Income Characteristics

		Barclays
		Credit
		A or	Barclays
		Better	Aggregate
	Fund	Index	Bond Index

Number of Bonds	522	2,499	8,001

Yield to Maturity
(before expenses)	3.6%	3.6%	3.1%

Average Coupon	4.8%	5.0%	4.2%

Average Duration	5.4 years	6.1 years	5.1 years

Average Effective
Maturity	8.9 years	9.3 years	7.2 years

Total Fund Volatility Measures
		DJ
	Wellesley	U.S. Total
	Composite	Market
	Index	Index
R-Squared	0.96	0.76
Beta	0.88	0.37

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Stocks (% of equity portfolio)
Chevron Corp.	Integrated Oil &
	Gas	5.0%
Pfizer Inc.	Pharmaceuticals	3.8
Home Depot Inc.	Home
	Improvement Retail	3.8
Johnson & Johnson	Pharmaceuticals	3.6
Marsh & McLennan Cos.
Inc.	Insurance Brokers	3.4
Merck & Co. Inc.	Pharmaceuticals	3.4
AT&T Inc.	Integrated
	Telecommunication
	Services	3.3
ConocoPhillips	Integrated Oil &
	Gas	3.0
Royal Dutch Shell plc	Integrated Oil &
Class B	Gas	3.0
General Electric Co.	Industrial
	Conglomerates	2.9
Top Ten		35.2%
Top Ten as % of Total Net Assets		13.7%
The holdings listed exclude any temporary cash investments and equity index products.

Fund Asset Allocation

1 The expense ratios shown are from the prospectus dated January 27, 2011, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2011, the annualized expense ratios were 0.27% for Investor Shares and 0.21% for Admiral Shares.

Wellesley Income Fund

Sector Diversification (% of equity exposure)
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	Index
Consumer
Discretionary	8.9%	6.6%	11.8%
Consumer Staples	18.2	18.7	9.2
Energy	14.4	14.7	11.8
Financials	11.1	5.6	16.2
Health Care	12.1	12.4	10.7
Industrials	13.9	16.2	11.6
Information
Technology	6.4	8.6	18.5
Materials	4.7	3.5	4.5
Telecommunication
Services	4.7	5.7	2.6
Utilities	5.6	8.0	3.1

Sector Diversification (% of fixed income
portfolio)
Asset-Backed	3.7%
Finance	33.0
Foreign	4.5
Government Mortgage-Backed	7.0
Industrial	34.7
Treasury/Agency	3.8
Utilities	7.5
Other	5.8

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of fixed
income portfolio)
Aaa	15.5%
Aa	23.0
A	38.0
Baa	15.4
Ba	0.1
Not Rated	8.0
For information about these ratings, see the Glossary entry for Credit Quality.

Equity Investment Focus

Fixed Income Investment Focus

Wellesley Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2000, Through March 31, 2011

Wellesley Composite Index: Weighted 65% bonds and 35% stocks. For bonds: Lehman U.S. Long Credit AA or Better Bond Index through
March 31, 2000, and Barclays Capital U.S. Credit A or Better Bond Index thereafter. For stocks: 26% S&P 500/Barra Value Index and 9% S&P
Utilities Index through June 30, 1996, when the utilities component was split into the S&P Utilities Index (4.5%) and the S&P Telephone Index
(4.5%); as of January 1, 2002, the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index; as of July 1,
2006, the S&P 500/Barra Value Index was replaced by the S&P 500/Citigroup Value Index; as of August 1, 2007, the three stock indexes were replaced by the FTSE High Dividend Yield Index.
Note: For 2011, performance data reflect the six months ended March 31, 2011.

Average Annual Total Returns: Periods Ended March 31, 2011

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	7/1/1970	10.53%	6.70%	4.51%	2.06%	6.57%
Admiral Shares	5/14/2001	10.62	6.80	4.66[1]	1.87[1]	6.53[1]
1 Return since inception.

See Financial Highlights for dividend and capital gains information.

Wellesley Income Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of March 31, 2011

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury
	Note/Bond	4.750%	2/15/41	80,000	83,087	0.4%
	U.S. Government
	Securities—Other †				57,981	0.2%
					141,068	0.6%
Agency Bonds and Notes
1	Citigroup Inc.	2.875%	12/9/11	25,000	25,441	0.1%
2	Federal Home Loan
	Mortgage Corp.	4.750%	11/17/15	50,000	55,355	0.3%
1	General Electric
	Capital Corp.	2.000%–3.000%	12/9/11–9/28/12	41,495	42,270	0.2%
	Agency Bonds and
	Notes—Other †				188,196	0.9%
					311,262	1.5%
Conventional Mortgage-Backed Securities
[2,3]	Fannie Mae Pool	3.500%	4/1/26	116,000	116,363	0.5%
[2,3]	Fannie Mae Pool	3.500%	9/1/25–3/1/26	158,935	159,634	0.8%
[2,3]	Freddie Mac Gold Pool	4.000%	4/1/41	546,000	535,932	2.6%
	Conventional Mortgage-Backed
	Securities—Other †				20,502	0.1%
					832,431	4.0%
Total U.S. Government and Agency Obligations (Cost $1,280,058)					1,284,761	6.1%
[4]Asset-Backed/Commercial Mortgage-Backed Securities (Cost $441,029) †					441,586	2.1%
Corporate Bonds
Finance
	Banking
	Bank of America Corp.	3.625%–7.375%	1/15/13–1/5/21	154,600	162,580	0.8%
	Bank One Corp.	7.750%	7/15/25	25,000	29,316	0.1%
	Bear Stearns Cos. LLC	7.250%	2/1/18	14,860	17,304	0.1%

Wellesley Income Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Citigroup Inc.	4.587%–8.500%	1/15/15–7/15/39	211,835	219,079	1.0%
Goldman Sachs Group Inc.	5.250%–7.500%	10/15/13–2/1/41	211,980	223,124	1.1%
4 HSBC Bank plc	2.000%–4.750%	1/19/14–1/19/21	83,960	83,847	0.4%
HSBC Bank USA NA	4.625%–5.875%	4/1/14–11/1/34	34,100	34,445	0.2%
HSBC Holdings plc	6.500%–7.625%	5/17/32–5/2/36	37,800	39,247	0.2%
3 JPMorgan Chase & Co.	3.450%–7.900%	1/2/13–12/29/49	180,825	193,082	0.9%
Merrill Lynch & Co. Inc.	5.000%–6.875%	2/3/14–1/29/37	77,000	79,577	0.4%
Morgan Stanley	4.000%–7.300%	3/1/13–4/1/32	213,880	231,804	1.1%
Wachovia Bank NA	4.800%	11/1/14	19,640	20,867	0.1%
Wachovia Corp.	4.875%–6.605%	2/15/14–10/1/25	48,745	51,722	0.2%
Wells Fargo & Co.	3.625%–5.625%	10/1/14–12/11/17	95,400	100,867	0.5%
Wells Fargo Bank NA	5.950%	8/26/36	25,000	25,712	0.1%
Wells Fargo Financial Inc.	5.500%	8/1/12	34,100	36,037	0.2%
4 Banking—Other †				1,367,578	6.5%
Brokerage †				25,823	0.1%
Finance Companies
General Electric Capital Corp.	6.750%	3/15/32	75,000	81,889	0.4%
General Electric Capital Corp.	5.300%–6.875%	1/15/13–1/10/39	142,045	149,544	0.7%
HSBC Finance Corp.	4.750%	7/15/13	12,225	13,053	0.1%
4 Insurance †				564,215	2.7%
Other Finance †				26,138	0.1%
4 Real Estate Investment Trusts †				184,158	0.9%
				3,961,008	18.9%
Industrial
Basic Industry †				185,591	0.9%
Capital Goods
3M Co.	6.375%	2/15/28	25,000	28,406	0.1%
4 Capital Goods—Other †				336,191	1.6%
Communication
4 AT&T Inc.	2.500%–6.500%	8/15/15–9/1/40	109,257	107,076	0.5%
BellSouth Corp.	6.000%	10/15/11–11/15/34	65,000	65,018	0.3%
Michigan Bell Telephone Co.	7.850%	1/15/22	25,000	28,869	0.2%
4 NBCUniversal Media LLC	4.375%	4/1/21	16,000	15,418	0.1%
4 Communication—Other †				739,207	3.5%
Consumer Cyclical
Home Depot Inc.	3.950%–5.400%	3/1/16–9/15/20	10,500	10,859	0.1%
4 Consumer Cyclical—Other †				625,938	2.9%
Consumer Noncyclical
Bestfoods	6.625%	4/15/28	25,000	29,382	0.2%
Johnson & Johnson	3.800%–6.730%	5/15/13–11/15/23	24,895	29,125	0.1%
Kimberly-Clark Corp.	6.250%	7/15/18	25,000	29,001	0.1%
Merck & Co. Inc.	3.875%–5.300%	12/1/13–1/15/21	78,570	81,801	0.4%
PepsiCo Inc.	3.100%–5.150%	5/15/12–11/1/20	92,869	94,021	0.5%
Pfizer Inc.	5.350%–6.200%	3/15/15–3/15/19	48,210	54,613	0.3%
Philip Morris International Inc.	4.500%	3/26/20	25,000	25,615	0.1%
Unilever Capital Corp.	4.250%	2/10/21	78,185	79,133	0.4%
4 Consumer Noncyclical—Other †				865,885	4.1%
Energy
Burlington Resources Finance Co.	6.500%	12/1/11	25,000	25,959	0.1%
ConocoPhillips	7.000%	3/30/29	11,500	13,564	0.1%
ConocoPhillips
Canada Funding Co. I	5.625%	10/15/16	25,000	28,186	0.1%
Texaco Capital Inc.	8.625%	4/1/32	25,000	33,230	0.2%
4 Energy—Other †				245,241	1.2%
4 Other Industrial †				25,586	0.1%

Wellesley Income Fund

		Face	Market	Percentage
	Maturity	Amount	Value	of Net
Coupon	Date	($000)	($000)	Assets
Technology †			303,662	1.4%
4 Transportation †			62,557	0.3%
			4,169,134	19.9%
Utilities
4 Electric †			798,409	3.8%
4 Natural Gas †			95,091	0.5%
			893,500	4.3%
Total Corporate Bonds (Cost $8,626,669)			9,023,642	43.1%
[4]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $510,722) †			535,170	2.6%
Taxable Municipal Bonds (Cost $707,940) †			701,184	3.3%

		Shares
Common Stocks
Consumer Discretionary
Home Depot Inc.		8,238,200	305,308	1.5%
McDonald’s Corp.		2,085,100	158,655	0.7%
Stanley Black & Decker Inc.		1,454,600	111,422	0.5%
Consumer Discretionary—Other †			141,515	0.7%
			716,900	3.4%
Consumer Staples
Philip Morris International Inc.		3,334,900	218,869	1.0%
Kimberly-Clark Corp.		3,180,600	207,598	1.0%
Kraft Foods Inc.		5,691,700	178,492	0.8%
Sysco Corp.		6,092,200	168,754	0.8%
PepsiCo Inc.		2,230,500	143,667	0.7%
Unilever NV		4,398,900	137,949	0.6%
Altria Group Inc.		3,848,500	100,176	0.5%
Imperial Tobacco Group plc		2,602,790	80,313	0.4%
Procter & Gamble Co.		1,303,100	80,271	0.4%
HJ Heinz Co.		1,602,400	78,229	0.4%
Consumer Staples—Other †			75,604	0.4%
			1,469,922	7.0%
Energy
Chevron Corp.		3,741,900	401,992	1.9%
ConocoPhillips		3,045,400	243,206	1.2%
Royal Dutch Shell plc Class B		6,643,878	241,268	1.1%
Exxon Mobil Corp.		1,868,200	157,172	0.7%
Total SA ADR		1,920,200	117,074	0.6%
			1,160,712	5.5%
Financials
Marsh & McLennan Cos. Inc.		9,268,100	276,282	1.3%
National Bank of Canada		1,811,400	147,210	0.7%
M&T Bank Corp.		1,381,200	122,195	0.6%
HSBC Holdings plc		10,489,600	108,349	0.5%
Chubb Corp.		1,688,700	103,534	0.5%
Financials—Other †			134,556	0.7%
			892,126	4.3%
Health Care
Pfizer Inc.		15,200,600	308,724	1.5%
Johnson & Johnson		4,866,300	288,328	1.4%
Merck & Co. Inc.		8,340,550	275,322	1.3%
AstraZeneca plc ADR		2,241,400	103,373	0.5%
			975,747	4.7%

Wellesley Income Fund

			Market	Percentage
			Value	of Net
		Shares	($000)	Assets
Industrials
General Electric Co.		11,792,000	236,429	1.1%
3M Co.		2,150,800	201,100	1.0%
Illinois Tool Works Inc.		3,111,500	167,150	0.8%
Eaton Corp.		2,803,900	155,448	0.7%
Waste Management Inc.		4,139,600	154,573	0.7%
Emerson Electric Co.		2,358,600	137,813	0.7%
Industrials—Other †			66,410	0.3%
			1,118,923	5.3%
Information Technology
Analog Devices Inc.		4,730,300	186,279	0.9%
Maxim Integrated Products Inc.		6,734,700	172,409	0.8%
Intel Corp.		7,976,600	160,888	0.8%
			519,576	2.5%
Materials
EI du Pont de Nemours & Co.		2,332,400	128,212	0.6%
Nucor Corp.		2,309,100	106,265	0.5%
PPG Industries Inc.		879,900	83,775	0.4%
Materials—Other †			64,517	0.3%
			382,769	1.8%
Telecommunication Services
AT&T Inc.		8,598,485	263,114	1.2%
Vodafone Group plc ADR		4,177,500	120,103	0.6%
			383,217	1.8%
Utilities
Xcel Energy Inc.		4,211,200	100,605	0.5%
Cia Energetica de Minas Gerais ADR		4,193,380	80,806	0.4%
PG&E Corp.		1,809,000	79,922	0.4%
Utilities—Other †			188,230	0.9%
			449,563	2.2%
Total Common Stocks (Cost $6,218,892)			8,069,455	38.5%

	Coupon
Temporary Cash Investments
Money Market Fund
[5,6] Vanguard Market Liquidity Fund	0.208%	3,511,200	3,511	0.0%

Wellesley Income Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Repurchase Agreements
Banc of America Securities, LLC
(Dated 3/31/11, Repurchase Value
$697,703,000, collateralized by
Federal Home Loan Bank 4.805%–
4.910%, 4/28/15–8/20/15, Federal
Home Loan Mortgage Corp.
2.490%–6.109%, 11/1/22–3/1/41,
Federal National Mortgage Assn.
0.491%–6.005%, 3/1/20–9/1/46,
Government National Mortgage
Assn. 5.500%, 10/20/38)	0.140%	4/1/11	697,700	697,700	3.3%
Goldman Sachs & Co.
(Dated 3/31/11, Repurchase Value
$344,201,000, collateralized by
Federal National Mortgage Assn.
3.500%–4.500%, 9/1/25–2/1/41)	0.150%	4/1/11	344,200	344,200	1.7%
Goldman Sachs & Co.
(Dated 3/31/11, Repurchase Value
$350,012,000, collateralized by
Federal National Mortgage Assn.
3.500%–5.000%, 5/1/25–3/1/41)	0.180%	4/7/11	350,000	350,000	1.7%
				1,391,900	6.7%
Total Temporary Cash Investments (Cost $1,395,411)				1,395,411	6.7%
[7]Total Investments (Cost $19,180,721)				21,451,209	102.4%
Other Assets and Liabilities
Other Assets[8]				224,067	1.1%
Liabilities[6]				(727,788)	(3.5%)
				(503,721)	(2.4%)
Net Assets				20,947,488	100.0%

Wellesley Income Fund

At March 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	19,133,696
Overdistributed Net Investment Income	(22,473)
Accumulated Net Realized Losses	(434,343)
Unrealized Appreciation (Depreciation)
Investment Securities	2,270,488
Futures Contracts	(952)
Swap Contracts	1,059
Foreign Currencies	13
Net Assets	20,947,488

Investor Shares—Net Assets
Applicable to 417,231,112 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	9,216,619
Net Asset Value Per Share—Investor Shares	$22.09

Admiral Shares—Net Assets
Applicable to 219,194,280 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	11,730,869
Net Asset Value Per Share—Admiral Shares	$53.52

See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.
2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, the aggregate value of these securities was $1,528,383,000, representing 7.3% of net assets.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
6 Includes $3,511,000 of collateral received for securities on loan.
7 The total value of securities on loan is $3,433,000.
8 Cash of $11,995,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Statement of Operations

Six Months Ended
March 31, 2011
($000)
Investment Income
Income
Dividends[1]	131,896
Interest	252,298
Security Lending	1,045
Total Income	385,239
Expenses
Investment Advisory Fees—Note B
Basic Fee	4,646
Performance Adjustment	734
The Vanguard Group—Note C
Management and Administrative—Investor Shares	8,438
Management and Administrative—Admiral Shares	6,684
Marketing and Distribution—Investor Shares	1,277
Marketing and Distribution—Admiral Shares	910
Custodian Fees	78
Shareholders’ Reports—Investor Shares	94
Shareholders’ Reports—Admiral Shares	32
Trustees’ Fees and Expenses	16
Total Expenses	22,909
Net Investment Income	362,330
Realized Net Gain (Loss)
Investment Securities Sold	165,639
Futures Contracts	1,271
Swap Contracts	969
Foreign Currencies	120
Realized Net Gain (Loss)	167,999
Change in Unrealized Appreciation (Depreciation)
Investment Securities	278,567
Futures Contracts	(952)
Swap Contracts	1,059
Foreign Currencies	8
Change in Unrealized Appreciation (Depreciation)	278,682
Net Increase (Decrease) in Net Assets Resulting from Operations	809,011
1 Dividends are net of foreign withholding taxes of $1,583,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	362,330	630,298
Realized Net Gain (Loss)	167,999	225,723
Change in Unrealized Appreciation (Depreciation)	278,682	1,011,445
Net Increase (Decrease) in Net Assets Resulting from Operations	809,011	1,867,466
Distributions
Net Investment Income
Investor Shares	(163,027)	(355,830)
Admiral Shares	(210,182)	(278,229)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(373,209)	(634,059)
Capital Share Transactions
Investor Shares	(1,052,539)	1,340,723
Admiral Shares	3,548,446	1,646,688
Net Increase (Decrease) from Capital Share Transactions	2,495,907	2,987,411
Total Increase (Decrease)	2,931,709	4,220,818
Net Assets
Beginning of Period	18,015,779	13,794,961
End of Period[1]	20,947,488	18,015,779

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($22,473,000) and ($12,683,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$21.60	$19.98	$19.60	$22.30	$21.95	$21.66
Investment Operations
Net Investment Income	.402	.819	.914	.981	.933	.904
Net Realized and Unrealized Gain (Loss)
on Investments	.500	1.622	.703	(2.421)	1.015	.673
Total from Investment Operations	.902	2.441	1.617	(1.440)	1.948	1.577
Distributions
Dividends from Net Investment Income	(.412)	(.821)	(.916)	(1.002)	(.926)	(.903)
Distributions from Realized Capital Gains	—	—	(.321)	(.258)	(.672)	(.384)
Total Distributions	(.412)	(.821)	(1.237)	(1.260)	(1.598)	(1.287)
Net Asset Value, End of Period	$22.09	$21.60	$19.98	$19.60	$22.30	$21.95

Total Return[1]	4.21%	12.45%	9.01%	-6.72%	9.16%	7.61%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,217	$10,061	$8,021	$7,281	$8,038	$7,580
Ratio of Total Expenses to
Average Net Assets[2]	0.27%	0.28%	0.31%	0.25%	0.25%	0.25%
Ratio of Net Investment Income to
Average Net Assets	3.72%	3.99%	5.00%	4.60%	4.21%	4.21%
Portfolio Turnover Rate	64%[3]	30%	53%	27%	21%	19%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.00%, 0.00%, and (0.01%).
3 Includes 30% that is attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$52.34	$48.41	$47.48	$54.02	$53.18	$52.47
Investment Operations
Net Investment Income	.991	2.019	2.259	2.430	2.312	2.247
Net Realized and Unrealized Gain (Loss)
on Investments	1.203	3.936	1.713	(5.865)	2.454	1.638
Total from Investment Operations	2.194	5.955	3.972	(3.435)	4.766	3.885
Distributions
Dividends from Net Investment Income	(1.014)	(2.025)	(2.264)	(2.480)	(2.298)	(2.245)
Distributions from Realized Capital Gains	—	—	(.778)	(.625)	(1.628)	(.930)
Total Distributions	(1.014)	(2.025)	(3.042)	(3.105)	(3.926)	(3.175)
Net Asset Value, End of Period	$53.52	$52.34	$48.41	$47.48	$54.02	$53.18

Total Return	4.23%	12.54%	9.14%	-6.63%	9.25%	7.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,731	$7,955	$5,774	$5,116	$5,450	$4,618
Ratio of Total Expenses to
Average Net Assets[1]	0.21%	0.21%	0.21%	0.15%	0.15%	0.14%
Ratio of Net Investment Income to
Average Net Assets	3.78%	4.06%	5.10%	4.70%	4.31%	4.32%
Portfolio Turnover Rate	64%[2]	30%	53%	27%	21%	19%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.00%, 0.00%, and (0.01%).
2 Includes 30% that is attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Notes to Financial Statements

Vanguard Wellesley Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Wellesley Income Fund

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Swap Contracts: The fund may invest in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund has sold credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract. The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the fund. The fund’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Wellesley Income Fund

5. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities. This risk is mitigated by entering into mortgage dollar rolls with only highly rated counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

6. Repurchase Agreements: The fund invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

7. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2010), and for the period ended March 31, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

8. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

9. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

10. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

Wellesley Income Fund

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined index comprising the Barclays Capital U.S. Credit A or Better Bond Index and the FTSE High Dividend Yield Index. For the six months ended March 31, 2011, the investment advisory fee represented an effective annual basic rate of 0.05% of the fund’s average net assets before an increase of $734,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2011, the fund had contributed capital of $3,366,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 1.35% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of March 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,284,761	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	441,586	—
Corporate Bonds	—	9,023,642	—
Sovereign Bonds	—	535,170	—
Taxable Municipal Bonds	—	701,184	—
Common Stocks	7,639,525	429,930	—
Temporary Cash Investments	3,511	1,391,900	—
Futures Contracts—Assets[1]	703	—	—
Swap Contracts—Assets	—	1,059	—
Total	7,643,739	13,809,232	—
1 Represents variation margin on the last day of the reporting period.

Wellesley Income Fund

E. At March 31, 2011, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	703	1,059	1,762
Liabilities	—	—	—

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended March 31, 2011, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	1,271	—	1,271
Swap Contracts	—	969	969
Realized Net Gain (Loss) on Derivatives	1,271	969	2,240

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(952)	—	(952)
Swap Contracts	—	1,059	1,059
Change in Unrealized Appreciation (Depreciation) on Derivatives	(952)	1,059	107

At March 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	June 2011	(7,497)	(892,377)	(952)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Wellesley Income Fund

At March 31, 2011, the fund had the following open swap contracts:
Credit Default Swaps
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
Termination			Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/
Moody’s Rating
CDX IG Corp./Baa1[2]	12/20/15	GSI	172,710	(1,065)	1.000	342
CDX IG Corp./Baa1[2]	12/20/15	BOANA	172,290	(1,098)	1.000	306
CDX IG Corp./Baa1[2]	12/20/15	GSI	133,000	(629)	1.000	411
						1,059
1 BOANA—Bank of America, N.A.
GSI—Goldman Sachs International.
2 CDX North American Investment Grade Index.

At March 31, 2011, counterparties had deposited in segregated accounts securities with a value sufficient to cover substantially all amounts due to the fund in connection with open swap contracts.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended March 31, 2011, the fund realized net foreign currency gains of $120,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to overdistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $969,000 on swap contracts have been reclassified from accumulated net realized losses to overdistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2010, the fund had available capital loss carryforwards totaling $589,662,000 to offset future net capital gains through September 30, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

27

Wellesley Income Fund

At March 31, 2011, the cost of investment securities for tax purposes was $19,191,670,000. Net unrealized appreciation of investment securities for tax purposes was $2,259,539,000, consisting of unrealized gains of $2,459,226,000 on securities that had risen in value since their purchase and $199,687,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended March 31, 2011, the fund purchased $3,216,732,000 of investment securities and sold $1,132,355,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $4,865,787,000 and $4,857,552,000, respectively.

H. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	March 31, 2011		September 30, 2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,848,065	84,626	2,777,302	133,827
Issued in Lieu of Cash Distributions	151,281	6,945	324,495	15,612
Redeemed	(3,051,885)	(140,062)	(1,761,074)	(85,147)
Net Increase (Decrease)—Investor Shares	(1,052,539)	(48,491)	1,340,723	64,292
Admiral Shares
Issued	4,202,388	79,566	2,221,495	44,230
Issued in Lieu of Cash Distributions	176,238	3,339	228,400	4,534
Redeemed	(830,180)	(15,708)	(803,207)	(16,032)
Net Increase (Decrease)—Admiral Shares	3,548,446	67,197	1,646,688	32,732

I. In preparing the financial statements as of March 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellesley Income Fund	9/30/2010	3/31/2011	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,042.13	$1.37
Admiral Shares	1,000.00	1,042.30	1.07
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.59	$1.36
Admiral Shares	1,000.00	1,023.88	1.06

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.27% for Investor Shares and 0.21% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. The credit ratings assigned to fixed income securities are an indicator of risk. They represent a rating agency’s assessment of the issuer’s ability to meet its obligations. For this report, credit-quality ratings for each issue are obtained from Moody’s Investors Service and Standard & Poor’s, and the higher rating for each issue is used.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Alfred M. Rankin, Jr.	Occupation(s) During the Past Five Years: Managing
Born 1941. Trustee Since January 1993. Principal	Director of The Vanguard Group, Inc., since 2006;
Occupation(s) During the Past Five Years: Chairman,	General Counsel of The Vanguard Group since 2005;
President, and Chief Executive Officer of NACCO	Secretary of The Vanguard Group and of each of the
Industries, Inc. (forklift trucks/housewares/lignite);	investment companies served by The Vanguard Group
Director of Goodrich Corporation (industrial products/	since 2005; Director and Senior Vice President of
aircraft systems and services) and the National	Vanguard Marketing Corporation since 2005;
Association of Manufacturers; Chairman of the	Principal of The Vanguard Group (1997–2006).
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of
the Board of The Cleveland Museum of Art.	Vanguard Senior Management Team

Peter F. Volanakis	R. Gregory Barton	Michael S. Miller
Born 1955. Trustee Since July 2009. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: President	Kathleen C. Gubanich	Glenn W. Reed
and Chief Operating Officer (retired 2010) of Corning	Paul A. Heller	George U. Sauter
Incorporated (communications equipment); Director of
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	Chairman Emeritus and Senior Advisor
Business Administration at Dartmouth College.
John J. Brennan
Chairman, 1996–2009
Executive Officers	Chief Executive Officer and President, 1996–2008

Glenn Booraem
Born 1967. Controller Since July 2010. Principal
Occupation(s) During the Past Five Years: Principal	Founder
of The Vanguard Group, Inc.; Controller of each of	John C. Bogle
the investment companies served by The Vanguard	Chairman and Chief Executive Officer, 1974–1996
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q272 052011

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (6.1%)
U.S. Government Securities (0.6%)
	United States Treasury Note/Bond	1.000%	9/30/11	57,755	57,981
	United States Treasury Note/Bond	4.750%	2/15/41	80,000	83,087
					141,068
Agency Bonds and Notes (1.5%)
1	Citigroup Inc.	2.875%	12/9/11	25,000	25,441
	Egypt Government AID Bonds	4.450%	9/15/15	22,500	24,440
2	Federal Home Loan Mortgage Corp.	4.750%	11/17/15	50,000	55,355
1	General Electric Capital Corp.	3.000%	12/9/11	17,000	17,308
1	General Electric Capital Corp.	2.000%	9/28/12	24,495	24,962
	Private Export Funding Corp.	2.250%	12/15/17	57,055	53,583
	Residual Funding Corp. Principal Strip	0.000%	7/15/20	27,985	19,571
2	Tennessee Valley Authority	4.375%	6/15/15	35,000	38,120
2	Tennessee Valley Authority	4.625%	9/15/60	57,000	52,482
					311,262
Conventional Mortgage-Backed Securities (4.0%)
2,3	Fannie Mae Pool	3.500%	9/1/25–4/1/26	274,935	275,997
2,3	Freddie Mac Gold Pool	4.000%	4/1/41	546,000	535,932
3	Ginnie Mae I Pool	6.000%	6/15/31–7/15/35	168	186
3	Ginnie Mae I Pool	6.500%	4/15/32–9/15/38	17,916	20,316

					832,431

Total U.S. Government and Agency Obligations (Cost $1,280,058)					1,284,761

Asset-Backed/Commercial Mortgage-Backed Securities (2.1%)
3	Ally Auto Receivables Trust	1.350%	12/15/15	8,860	8,686
3,4	Ally Master Owner Trust	2.880%	4/15/15	38,668	39,737
3	Ally Master Owner Trust	2.150%	1/15/16	34,595	34,477
3	AmeriCredit Automobile Receivables Trust	2.190%	2/8/16	4,760	4,742
3	AmeriCredit Automobile Receivables Trust	3.340%	4/8/16	6,050	6,053
3,4	Avis Budget Rental Car Funding AESOP LLC	2.090%	4/20/15	39,115	38,809
3,4	Avis Budget Rental Car Funding AESOP LLC	3.150%	3/20/17	8,000	7,969
3	CNH Equipment Trust	3.000%	8/17/15	11,550	11,891
3	Credit Suisse First Boston Mortgage Securities Corp.	4.940%	12/15/35	28,075	28,813
3	Credit Suisse First Boston Mortgage Securities Corp.	5.183%	11/15/36	4,995	5,214
3	Ford Credit Auto Owner Trust	2.170%	10/15/13	6,209	6,276
3,4,5	Ford Credit Floorplan Master Owner Trust	1.905%	12/15/14	27,000	27,515
3,4	Ford Credit Floorplan Master Owner Trust	4.200%	2/15/17	7,000	7,410
3	GE Capital Credit Card Master Note Trust	3.690%	7/15/15	46,035	47,582
3,4	GE Equipment Small Ticket LLC	1.450%	1/21/18	13,388	13,381
3,4	Hertz Vehicle Financing LLC	3.740%	2/25/17	28,680	29,441
3	Hyundai Auto Receivables Trust	2.030%	8/15/13	5,958	6,002
3	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.161%	10/12/37	4,800	5,007
3	Morgan Stanley Dean Witter Capital I	5.080%	9/15/37	16,100	16,767
3,4	OBP Depositor LLC Trust	4.646%	7/15/45	23,260	23,726
3	Santander Drive Auto Receivables Trust	0.930%	6/17/13	17,720	17,743
3,4	Santander Drive Auto Receivables Trust	1.010%	7/15/13	26,045	26,074
3,4	Santander Drive Auto Receivables Trust	1.370%	8/15/13	28,176	28,271

Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $441,029)					441,586

Corporate Bonds (43.1%)
Finance (18.9%)
	Banking (13.9%)
	American Express Co.	7.250%	5/20/14	17,000	19,327
	American Express Co.	5.500%	9/12/16	25,000	27,232
	American Express Co.	6.150%	8/28/17	35,000	39,069
	American Express Credit Corp.	2.750%	9/15/15	25,000	24,498
4	ANZ National Int'l Ltd./London	2.375%	12/21/12	10,890	11,018
4	ANZ National International Ltd./New Zealand	6.200%	7/19/13	9,165	10,045
	Bank of America Corp.	4.875%	1/15/13	33,700	35,403

1

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bank of America Corp.	7.375%	5/15/14	12,590	14,197
Bank of America Corp.	5.375%	6/15/14	25,525	27,339
Bank of America Corp.	3.625%	3/17/16	10,000	9,823
Bank of America Corp.	5.625%	10/14/16	22,500	23,938
Bank of America Corp.	5.650%	5/1/18	15,000	15,685
Bank of America Corp.	5.625%	7/1/20	25,000	25,496
Bank of America Corp.	5.875%	1/5/21	10,285	10,699
Bank of New York Mellon Corp.	4.300%	5/15/14	24,670	26,370
Bank of New York Mellon Corp.	2.950%	6/18/15	14,750	14,958
Bank of New York Mellon Corp.	5.450%	5/15/19	49,465	54,179
Bank of Nova Scotia	3.400%	1/22/15	47,000	48,483
Bank One Corp.	7.750%	7/15/25	25,000	29,316
Barclays Bank plc	2.375%	1/13/14	27,000	27,158
Barclays Bank plc	5.000%	9/22/16	12,865	13,638
Barclays Bank plc	6.750%	5/22/19	18,605	20,998
Barclays Bank plc	5.125%	1/8/20	20,000	20,219
BB&T Corp.	4.750%	10/1/12	16,000	16,754
BB&T Corp.	5.250%	11/1/19	19,000	19,732
Bear Stearns Cos. LLC	7.250%	2/1/18	14,860	17,304
BNP Paribas	3.250%	3/11/15	34,770	35,125
Canadian Imperial Bank of Commerce/Canada	2.350%	12/11/15	41,000	39,629
Capital One Financial Corp.	7.375%	5/23/14	18,335	21,040
Citigroup Inc.	6.010%	1/15/15	15,000	16,375
Citigroup Inc.	4.750%	5/19/15	14,725	15,366
Citigroup Inc.	4.587%	12/15/15	15,410	15,857
Citigroup Inc.	8.500%	5/22/19	28,000	34,335
Citigroup Inc.	5.375%	8/9/20	46,320	47,537
Citigroup Inc.	6.625%	6/15/32	9,000	9,143
Citigroup Inc.	6.000%	10/31/33	15,000	14,143
Citigroup Inc.	5.850%	12/11/34	15,000	14,725
Citigroup Inc.	6.125%	8/25/36	50,000	47,353
Citigroup Inc.	8.125%	7/15/39	3,380	4,245
Comerica Inc.	3.000%	9/16/15	3,065	3,042
4 Commonwealth Bank of Australia	3.750%	10/15/14	13,000	13,454
4 Cooperatieve Centrale Raiffeisen-Boerenleenbank
BA/Netherlands	3.200%	3/11/15	28,000	28,495
4 Credit Agricole SA/London	3.500%	4/13/15	28,000	27,769
Credit Suisse	2.200%	1/14/14	32,000	32,072
Credit Suisse	3.500%	3/23/15	22,970	23,385
Credit Suisse	5.300%	8/13/19	9,000	9,408
Credit Suisse	4.375%	8/5/20	25,000	24,356
Credit Suisse AG	5.400%	1/14/20	22,000	22,169
Credit Suisse USA Inc.	5.125%	1/15/14	23,825	25,791
Credit Suisse USA Inc.	4.875%	1/15/15	5,430	5,828
Credit Suisse USA Inc.	7.125%	7/15/32	13,300	15,792
Deutsche Bank AG/London	4.875%	5/20/13	30,000	31,839
Deutsche Bank AG/London	3.450%	3/30/15	44,000	44,950
Goldman Sachs Group Inc.	5.250%	10/15/13	29,400	31,581
Goldman Sachs Group Inc.	6.250%	9/1/17	49,000	53,574
Goldman Sachs Group Inc.	5.950%	1/18/18	12,000	12,820
Goldman Sachs Group Inc.	7.500%	2/15/19	20,790	24,076
Goldman Sachs Group Inc.	6.000%	6/15/20	20,000	21,083
Goldman Sachs Group Inc.	6.125%	2/15/33	20,000	20,191
Goldman Sachs Group Inc.	6.450%	5/1/36	25,000	24,229
Goldman Sachs Group Inc.	6.250%	2/1/41	35,790	35,570
4 HBOS plc	6.000%	11/1/33	19,000	14,302
4 HSBC Bank plc	2.000%	1/19/14	11,000	10,933
4 HSBC Bank plc	3.500%	6/28/15	30,000	30,349
4 HSBC Bank plc	4.750%	1/19/21	42,960	42,565
HSBC Bank USA NA	4.625%	4/1/14	13,100	13,892
HSBC Bank USA NA	5.875%	11/1/34	21,000	20,553
HSBC Holdings plc	7.625%	5/17/32	15,800	16,851
HSBC Holdings plc	6.500%	5/2/36	22,000	22,396
4 ING Bank NV	2.650%	1/14/13	22,000	22,126

2

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
4 ING Bank NV	2.000%	10/18/13	34,000	33,828
JPMorgan Chase & Co.	5.750%	1/2/13	14,000	14,947
JPMorgan Chase & Co.	4.650%	6/1/14	16,500	17,594
JPMorgan Chase & Co.	5.125%	9/15/14	9,665	10,334
JPMorgan Chase & Co.	3.700%	1/20/15	24,000	24,586
JPMorgan Chase & Co.	3.450%	3/1/16	25,000	24,818
JPMorgan Chase & Co.	6.300%	4/23/19	68,310	75,235
3 JPMorgan Chase & Co.	7.900%	12/29/49	23,350	25,568
4 Lloyds TSB Bank plc	4.375%	1/12/15	14,665	14,892
Mellon Funding Corp.	5.000%	12/1/14	12,000	13,040
Merrill Lynch & Co. Inc.	5.000%	2/3/14	15,000	15,957
Merrill Lynch & Co. Inc.	6.875%	4/25/18	32,000	35,593
Merrill Lynch & Co. Inc.	6.110%	1/29/37	30,000	28,027
Morgan Stanley	5.300%	3/1/13	12,925	13,734
Morgan Stanley	6.000%	5/13/14	15,000	16,281
Morgan Stanley	4.000%	7/24/15	32,000	32,348
Morgan Stanley	5.950%	12/28/17	10,000	10,670
Morgan Stanley	7.300%	5/13/19	53,955	60,427
Morgan Stanley	5.500%	7/24/20	25,000	24,875
Morgan Stanley	5.750%	1/25/21	13,900	13,890
Morgan Stanley	7.250%	4/1/32	51,100	59,579
National City Bank	5.800%	6/7/17	50,000	54,242
National City Bank of Pennsylvania	7.250%	10/21/11	22,000	22,599
4 Nordea Bank AB	2.125%	1/14/14	33,000	32,735
4 Nordea Bank AB	3.700%	11/13/14	12,155	12,578
Northern Trust Co.	4.600%	2/1/13	10,000	10,610
Northern Trust Corp.	4.625%	5/1/14	6,130	6,620
Northern Trust Corp.	3.450%	11/4/20	10,285	9,753
PNC Bank NA	5.250%	1/15/17	16,000	17,070
3 PNC Financial Services Group Inc.	8.250%	5/31/49	12,000	12,840
PNC Funding Corp.	5.500%	9/28/12	4,825	5,130
PNC Funding Corp.	4.250%	9/21/15	5,765	6,031
Royal Bank of Scotland plc	4.875%	3/16/15	27,000	27,981
4 Standard Chartered plc	3.850%	4/27/15	8,525	8,672
State Street Corp.	5.375%	4/30/17	55,500	60,282
SunTrust Bank	6.375%	4/1/11	15,000	15,000
4 Svenska Handelsbanken AB	4.875%	6/10/14	29,000	30,904
UBS AG	2.750%	1/8/13	30,000	30,487
UBS AG	3.875%	1/15/15	26,000	26,710
UBS AG	4.875%	8/4/20	25,000	25,104
US Bancorp	2.875%	11/20/14	17,000	17,378
US Bank NA	6.375%	8/1/11	25,000	25,465
US Bank NA	4.950%	10/30/14	12,400	13,377
Wachovia Bank NA	4.800%	11/1/14	19,640	20,867
Wachovia Corp.	4.875%	2/15/14	19,250	20,409
Wachovia Corp.	5.250%	8/1/14	14,495	15,545
Wachovia Corp.	6.605%	10/1/25	15,000	15,768
Wells Fargo & Co.	3.750%	10/1/14	20,000	20,917
Wells Fargo & Co.	3.625%	4/15/15	11,400	11,746
Wells Fargo & Co.	3.676%	6/15/16	17,000	17,147
Wells Fargo & Co.	5.625%	12/11/17	47,000	51,057
Wells Fargo Bank NA	5.950%	8/26/36	25,000	25,712
Wells Fargo Financial Inc.	5.500%	8/1/12	34,100	36,037
Brokerage (0.1%)
Ameriprise Financial Inc.	5.300%	3/15/20	6,625	7,002
Charles Schwab Corp.	4.950%	6/1/14	7,650	8,333
Nomura Holdings Inc.	5.000%	3/4/15	10,295	10,488
Finance Companies (1.2%)
General Electric Capital Corp.	5.450%	1/15/13	20,175	21,544
General Electric Capital Corp.	5.900%	5/13/14	10,565	11,663
General Electric Capital Corp.	5.625%	9/15/17	12,000	13,000
General Electric Capital Corp.	5.625%	5/1/18	10,000	10,827
General Electric Capital Corp.	5.300%	2/11/21	6,305	6,392

3

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
General Electric Capital Corp.	6.750%	3/15/32	75,000	81,889
General Electric Capital Corp.	5.875%	1/14/38	50,000	49,363
General Electric Capital Corp.	6.875%	1/10/39	33,000	36,755
HSBC Finance Corp.	4.750%	7/15/13	12,225	13,053
Insurance (2.7%)
ACE INA Holdings Inc.	2.600%	11/23/15	24,000	23,361
ACE INA Holdings Inc.	5.700%	2/15/17	15,000	16,342
ACE INA Holdings Inc.	5.900%	6/15/19	15,000	16,513
Aetna Inc.	6.500%	9/15/18	5,395	6,174
Allstate Corp.	7.500%	6/15/13	20,000	22,346
Allstate Corp.	6.200%	5/16/14	7,000	7,871
Allstate Corp.	7.450%	5/16/19	10,000	11,860
4 ASIF Global Financing XIX	4.900%	1/17/13	25,000	26,250
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	32,000	35,229
Genworth Global Funding Trusts	5.750%	5/15/13	10,000	10,620
4 Genworth Life Institutional Funding Trust	5.875%	5/3/13	12,000	12,676
Hartford Financial Services Group Inc.	5.500%	10/15/16	16,665	17,445
Hartford Financial Services Group Inc.	6.100%	10/1/41	26,000	24,709
4 Liberty Mutual Insurance Co.	8.500%	5/15/25	21,665	24,824
4 MassMutual Global Funding II	3.625%	7/16/12	11,248	11,520
4 MassMutual Global Funding II	2.875%	4/21/14	3,878	3,974
4 Metropolitan Life Global Funding I	2.875%	9/17/12	16,000	16,336
4 Metropolitan Life Global Funding I	5.125%	4/10/13	25,000	26,634
4 Metropolitan Life Global Funding I	5.125%	6/10/14	15,000	16,241
4 Metropolitan Life Insurance Co.	7.800%	11/1/25	25,000	29,147
4 New York Life Insurance Co.	5.875%	5/15/33	44,785	45,902
Prudential Financial Inc.	5.800%	6/15/12	6,725	7,074
Prudential Financial Inc.	5.100%	9/20/14	12,000	12,922
Prudential Financial Inc.	4.750%	6/13/15	21,000	22,280
Prudential Financial Inc.	4.500%	11/15/20	24,055	23,376
Travelers Cos. Inc.	5.800%	5/15/18	8,690	9,526
Travelers Cos. Inc.	5.900%	6/2/19	9,400	10,345
UnitedHealth Group Inc.	6.000%	2/15/18	22,000	24,521
UnitedHealth Group Inc.	3.875%	10/15/20	6,786	6,426
UnitedHealth Group Inc.	6.625%	11/15/37	15,000	16,290
WellPoint Inc.	4.350%	8/15/20	25,635	25,481
Other Finance (0.1%)
NYSE Euronext	4.800%	6/28/13	24,540	26,138

Real Estate Investment Trusts (0.9%)
Duke Realty LP	5.950%	2/15/17	2,100	2,267
Duke Realty LP	6.500%	1/15/18	7,000	7,673
HCP Inc.	6.000%	1/30/17	20,000	21,551
Realty Income Corp.	5.950%	9/15/16	9,940	10,874
Realty Income Corp.	5.750%	1/15/21	8,675	9,105
Simon Property Group LP	5.100%	6/15/15	16,000	17,365
Simon Property Group LP	5.250%	12/1/16	5,000	5,413
Simon Property Group LP	5.875%	3/1/17	25,000	27,758
Simon Property Group LP	6.125%	5/30/18	6,625	7,406
Simon Property Group LP	4.375%	3/1/21	22,000	21,407
4 WEA Finance LLC	7.125%	4/15/18	21,425	24,755
4 WEA Finance LLC / WT Finance Aust Pty Ltd.	7.500%	6/2/14	25,000	28,584
				3,961,008
Industrial (19.9%)
Basic Industry (0.9%)
Agrium Inc.	6.125%	1/15/41	6,055	6,257
ArcelorMittal	6.750%	3/1/41	16,230	15,793
BHP Billiton Finance USA Ltd.	4.800%	4/15/13	33,500	35,869
EI du Pont de Nemours & Co.	4.125%	3/6/13	27,200	28,595
EI du Pont de Nemours & Co.	2.750%	4/1/16	23,000	22,764
Monsanto Finance Canada Co.	5.500%	7/30/35	15,000	15,251
Praxair Inc.	6.375%	4/1/12	25,000	26,330

4

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Rio Tinto Alcan Inc.	4.875%	9/15/12	10,500	11,050
Rio Tinto Alcan Inc.	4.500%	5/15/13	22,300	23,682
Capital Goods (1.7%)
3M Co.	6.375%	2/15/28	25,000	28,406
Boeing Co.	3.750%	11/20/16	23,500	24,613
Caterpillar Financial Services Corp.	2.000%	4/5/13	9,880	10,043
Caterpillar Financial Services Corp.	2.750%	6/24/15	7,500	7,623
Caterpillar Inc.	6.950%	5/1/42	15,000	18,156
Deere & Co.	4.375%	10/16/19	13,090	13,616
Dover Corp.	4.875%	10/15/15	10,000	10,956
Eaton Corp.	5.750%	7/15/12	15,600	16,489
Eaton Corp.	5.300%	3/15/17	20,000	21,959
Eaton Corp.	6.500%	6/1/25	10,000	11,378
General Dynamics Corp.	4.250%	5/15/13	41,100	43,842
Ingersoll-Rand Global Holding Co. Ltd.	6.000%	8/15/13	7,000	7,712
John Deere Capital Corp.	7.000%	3/15/12	25,000	26,519
John Deere Capital Corp.	2.950%	3/9/15	6,595	6,746
Raytheon Co.	1.625%	10/15/15	24,650	23,494
4 Siemens Financieringsmaatschappij NV	5.750%	10/17/16	45,820	51,399
United Technologies Corp.	4.875%	5/1/15	15,000	16,510
United Technologies Corp.	4.500%	4/15/20	24,170	25,136
Communication (4.6%)
AT&T Inc.	2.500%	8/15/15	26,000	25,742
AT&T Inc.	6.500%	9/1/37	50,000	51,648
4 AT&T Inc.	5.350%	9/1/40	33,257	29,686
BellSouth Corp.	6.000%	10/15/11	31,000	31,871
BellSouth Corp.	6.000%	11/15/34	34,000	33,147
CBS Corp.	5.750%	4/15/20	3,995	4,226
CBS Corp.	4.300%	2/15/21	31,710	29,883
Cellco Partnership / Verizon Wireless Capital LLC	7.375%	11/15/13	18,000	20,521
Cellco Partnership / Verizon Wireless Capital LLC	5.550%	2/1/14	18,000	19,742
Cellco Partnership / Verizon Wireless Capital LLC	8.500%	11/15/18	12,500	16,028
Comcast Corp.	6.450%	3/15/37	20,000	20,444
Comcast Corp.	6.950%	8/15/37	45,000	48,886
4 COX Communications Inc.	5.875%	12/1/16	40,000	44,266
Deutsche Telekom International Finance BV	8.750%	6/15/30	30,000	39,139
DIRECTV Holdings LLC	5.200%	3/15/20	20,000	20,549
DIRECTV Holdings LLC	6.375%	3/1/41	17,600	17,599
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.750%	10/1/14	11,000	11,813
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.125%	2/15/16	11,000	10,825
Discovery Communications LLC	5.625%	8/15/19	7,635	8,251
Discovery Communications LLC	5.050%	6/1/20	8,365	8,682
France Telecom SA	8.500%	3/1/31	40,000	53,781
Grupo Televisa SA	6.625%	1/15/40	13,805	14,853
Michigan Bell Telephone Co.	7.850%	1/15/22	25,000	28,869
4 NBCUniversal Media LLC	4.375%	4/1/21	16,000	15,418
^ News America Inc.	5.650%	8/15/20	4,655	5,064
News America Inc.	6.200%	12/15/34	11,000	10,992
News America Inc.	6.150%	3/1/37	12,668	12,578
News America Inc.	6.650%	11/15/37	5,320	5,597
4 News America Inc.	6.150%	2/15/41	7,985	7,903
4 SBA Tower Trust	4.254%	4/15/15	16,640	17,440
Telefonica Emisiones SAU	3.992%	2/16/16	24,850	24,892
Time Warner Cable Inc.	5.850%	5/1/17	70,000	76,434
Verizon Communications Inc.	4.900%	9/15/15	10,000	10,906
Verizon Communications Inc.	5.500%	4/1/17	35,000	38,707
Verizon Communications Inc.	6.100%	4/15/18	11,000	12,325
Verizon Communications Inc.	6.400%	2/15/38	13,000	13,629
Verizon Global Funding Corp.	4.375%	6/1/13	14,500	15,424
Verizon New Jersey Inc.	8.000%	6/1/22	14,585	17,393
Verizon Virginia Inc.	7.875%	1/15/22	16,000	18,425
Vodafone Group plc	2.875%	3/16/16	34,000	33,647
Vodafone Group plc	5.450%	6/10/19	26,000	28,363

5

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Consumer Cyclical (3.0%)
4 American Honda Finance Corp.	6.700%	10/1/13	25,000	27,835
4 American Honda Finance Corp.	2.500%	9/21/15	25,000	24,633
CVS Caremark Corp.	4.875%	9/15/14	12,000	12,979
CVS Caremark Corp.	6.125%	8/15/16	25,000	28,074
CVS Caremark Corp.	5.750%	6/1/17	25,000	27,475
Daimler Finance North America LLC	6.500%	11/15/13	25,000	27,818
Home Depot Inc.	5.400%	3/1/16	5,000	5,519
Home Depot Inc.	3.950%	9/15/20	5,500	5,340
Johnson Controls Inc.	5.000%	3/30/20	29,000	30,371
Lowe's Cos. Inc.	5.000%	10/15/15	21,356	23,654
Lowe's Cos. Inc.	2.125%	4/15/16	26,665	25,860
Lowe's Cos. Inc.	6.650%	9/15/37	5,000	5,708
Lowe's Cos. Inc.	5.800%	4/15/40	10,280	10,656
McDonald's Corp.	5.750%	3/1/12	10,000	10,477
McDonald's Corp.	3.500%	7/15/20	21,760	21,222
PACCAR Financial Corp.	1.950%	12/17/12	9,820	9,956
Staples Inc.	9.750%	1/15/14	21,910	26,292
Target Corp.	5.875%	3/1/12	31,000	32,533
Target Corp.	5.375%	5/1/17	5,000	5,575
Target Corp.	6.000%	1/15/18	16,500	18,895
Target Corp.	7.000%	1/15/38	17,500	20,752
Time Warner Inc.	5.875%	11/15/16	39,000	43,422
Toyota Motor Credit Corp.	2.800%	1/11/16	29,762	29,639
Viacom Inc.	6.250%	4/30/16	20,000	22,715
4 Volkswagen International Finance NV	1.625%	8/12/13	24,220	24,225
Wal-Mart Stores Inc.	3.625%	7/8/20	75,000	72,452
Wal-Mart Stores Inc.	3.250%	10/25/20	6,290	5,862
Walt Disney Co.	5.625%	9/15/16	20,000	22,756
Western Union Co.	5.930%	10/1/16	12,750	14,102
Consumer Noncyclical (6.2%)
Abbott Laboratories	4.350%	3/15/14	20,000	21,401
Abbott Laboratories	4.125%	5/27/20	10,000	10,005
Altria Group Inc.	4.125%	9/11/15	10,000	10,374
Amgen Inc.	6.150%	6/1/18	5,000	5,724
Amgen Inc.	5.700%	2/1/19	18,055	20,062
Amgen Inc.	4.500%	3/15/20	1,855	1,894
Anheuser-Busch Cos. Inc.	6.000%	4/15/11	16,125	16,150
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	8,700	10,647
Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	8,300	9,753
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	15,000	16,022
Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	7,000	6,942
AstraZeneca plc	5.900%	9/15/17	50,000	57,121
Becton Dickinson and Co.	4.550%	4/15/13	25,900	27,576
Bestfoods	6.625%	4/15/28	25,000	29,382
Cardinal Health Inc.	5.850%	12/15/17	4,000	4,440
4 Cargill Inc.	6.000%	11/27/17	7,000	7,821
4 Cargill Inc.	6.125%	9/15/36	22,000	23,540
4 Cargill Inc.	6.625%	9/15/37	42,830	48,557
Coca-Cola Co.	5.350%	11/15/17	50,000	56,349
Coca-Cola Enterprises Inc.	2.125%	9/15/15	5,000	4,855
Coca-Cola Enterprises Inc.	3.500%	9/15/20	4,600	4,328
Coca-Cola Enterprises Inc.	4.500%	9/1/21	4,785	4,793
Coca-Cola Refreshments USA Inc.	7.375%	3/3/14	8,098	9,379
Colgate-Palmolive Co.	2.950%	11/1/20	25,000	23,196
Diageo Capital plc	5.200%	1/30/13	19,810	21,199
Diageo Capital plc	5.500%	9/30/16	11,066	12,295
Diageo Finance BV	5.500%	4/1/13	10,593	11,451
Dr Pepper Snapple Group Inc.	2.900%	1/15/16	7,406	7,314
Eli Lilly & Co.	6.000%	3/15/12	10,000	10,523
Eli Lilly & Co.	5.500%	3/15/27	20,000	21,328
Express Scripts Inc.	6.250%	6/15/14	9,065	10,060
General Mills Inc.	5.650%	2/15/19	6,850	7,563

6

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
GlaxoSmithKline Capital Inc.	4.375%	4/15/14	10,000	10,769
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	20,000	22,433
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	16,055	16,267
Johnson & Johnson	3.800%	5/15/13	9,895	10,471
Johnson & Johnson	6.730%	11/15/23	15,000	18,654
Kellogg Co.	4.000%	12/15/20	41,000	40,036
Kimberly-Clark Corp.	6.250%	7/15/18	25,000	29,001
Kraft Foods Inc.	5.625%	11/1/11	1,626	1,672
Kraft Foods Inc.	4.125%	2/9/16	15,000	15,507
Kraft Foods Inc.	6.875%	1/26/39	7,000	7,746
McKesson Corp.	3.250%	3/1/16	4,910	4,949
Merck & Co. Inc.	5.300%	12/1/13	16,985	18,695
Merck & Co. Inc.	4.000%	6/30/15	13,585	14,437
Merck & Co. Inc.	5.000%	6/30/19	18,000	19,490
Merck & Co. Inc.	3.875%	1/15/21	30,000	29,179
PepsiCo Inc.	5.150%	5/15/12	43,869	45,997
PepsiCo Inc.	3.100%	1/15/15	26,000	26,869
PepsiCo Inc./NC	3.125%	11/1/20	23,000	21,155
Pfizer Inc.	5.350%	3/15/15	19,610	21,827
Pfizer Inc.	6.200%	3/15/19	28,600	32,786
Philip Morris International Inc.	4.500%	3/26/20	25,000	25,615
3 Procter & Gamble - Esop	9.360%	1/1/21	20,193	25,734
Procter & Gamble Co.	6.450%	1/15/26	25,000	28,928
Procter & Gamble Co.	5.550%	3/5/37	25,000	26,851
4 Roche Holdings Inc.	6.000%	3/1/19	37,000	41,869
4 SABMiller plc	6.500%	7/15/18	30,000	34,609
Sanofi-Aventis SA	4.000%	3/29/21	31,275	30,723
St. Jude Medical Inc.	2.500%	1/15/16	18,175	17,850
4 Tesco plc	5.500%	11/15/17	10,000	11,095
Thermo Fisher Scientific Inc.	2.050%	2/21/14	5,216	5,266
Thermo Fisher Scientific Inc.	3.250%	11/20/14	5,160	5,356
Thermo Fisher Scientific Inc.	3.200%	5/1/15	6,020	6,137
Thermo Fisher Scientific Inc.	3.200%	3/1/16	9,330	9,426
Unilever Capital Corp.	4.250%	2/10/21	78,185	79,133
Energy (1.7%)
Apache Corp.	6.900%	9/15/18	5,000	5,972
BP Capital Markets plc	3.125%	10/1/15	11,000	11,049
BP Capital Markets plc	3.200%	3/11/16	24,000	23,856
BP Capital Markets plc	4.750%	3/10/19	18,140	18,784
BP Capital Markets plc	4.500%	10/1/20	12,000	11,874
Burlington Resources Finance Co.	6.500%	12/1/11	25,000	25,959
ConocoPhillips	7.000%	3/30/29	11,500	13,564
ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	25,000	28,186
Encana Corp.	6.500%	8/15/34	15,000	15,964
EOG Resources Inc.	5.625%	6/1/19	8,285	9,100
4 Motiva Enterprises LLC	5.750%	1/15/20	2,535	2,769
Occidental Petroleum Corp.	4.100%	2/1/21	27,466	27,138
Shell International Finance BV	3.100%	6/28/15	10,000	10,230
Shell International Finance BV	3.250%	9/22/15	22,000	22,624
Shell International Finance BV	4.375%	3/25/20	24,000	24,712
Statoil ASA	2.900%	10/15/14	5,720	5,903
Statoil ASA	3.125%	8/17/17	33,000	32,534
Statoil ASA	5.250%	4/15/19	8,895	9,659
Suncor Energy Inc.	5.950%	12/1/34	13,000	13,073
Texaco Capital Inc.	8.625%	4/1/32	25,000	33,230
Other Industrial (0.1%)
4 Hutchison Whampoa International 09/16 Ltd.	4.625%	9/11/15	12,000	12,690
4 Hutchison Whampoa International 09/19 Ltd.	5.750%	9/11/19	12,000	12,896
Technology (1.4%)
Cisco Systems Inc.	4.450%	1/15/20	21,500	21,972
Dell Inc.	5.875%	6/15/19	18,250	20,033
Hewlett-Packard Co.	4.500%	3/1/13	15,000	15,922
Hewlett-Packard Co.	3.750%	12/1/20	42,000	40,225

7

Vanguard® Wellesley Income Fund Schedule of Investments March 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
International Business Machines Corp.	2.000%	1/5/16	35,000	33,925
International Business Machines Corp.	5.700%	9/14/17	41,710	47,158
International Business Machines Corp.	7.000%	10/30/25	25,000	30,721
Microsoft Corp.	4.500%	10/1/40	19,910	17,723
Oracle Corp.	3.750%	7/8/14	15,000	15,910
Oracle Corp.	5.000%	7/8/19	20,000	21,338
Oracle Corp.	6.125%	7/8/39	8,000	8,574
Pitney Bowes Inc.	4.750%	5/15/18	10,000	10,018
Xerox Corp.	8.250%	5/15/14	10,335	12,074
Xerox Corp.	6.750%	2/1/17	3,525	4,035
Xerox Corp.	6.350%	5/15/18	2,395	2,698
Xerox Corp.	5.625%	12/15/19	1,245	1,336
Transportation (0.3%)
4 ERAC USA Finance LLC	2.250%	1/10/14	8,275	8,230
4 ERAC USA Finance LLC	6.375%	10/15/17	36,290	40,464
United Parcel Service Inc.	4.875%	11/15/40	14,810	13,863
				4,169,134
Utilities (4.3%)
Electric (3.8%)
Alabama Power Co.	5.550%	2/1/17	11,765	13,023
Baltimore Gas & Electric Co.	5.900%	10/1/16	15,000	16,805
Carolina Power & Light Co.	6.300%	4/1/38	1,625	1,833
Consolidated Edison Co. of New York Inc.	5.625%	7/1/12	16,205	17,072
Consolidated Edison Co. of New York Inc.	4.875%	2/1/13	9,700	10,294
Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	50,000	56,474
Duke Energy Carolinas LLC	6.250%	1/15/12	20,000	20,894
Duke Energy Carolinas LLC	5.250%	1/15/18	29,190	32,065
4 EDP Finance BV	6.000%	2/2/18	37,000	35,560
4 Enel Finance International NV	5.125%	10/7/19	17,000	17,092
4 Enel Finance International NV	6.800%	9/15/37	11,665	11,659
Florida Power & Light Co.	4.850%	2/1/13	12,000	12,741
Florida Power & Light Co.	6.200%	6/1/36	22,452	24,626
Florida Power & Light Co.	5.250%	2/1/41	23,745	23,339
Florida Power Corp.	6.650%	7/15/11	25,000	25,388
Georgia Power Co.	5.700%	6/1/17	50,000	56,151
Midamerican Energy Holdings Co.	6.500%	9/15/37	35,000	38,620
National Rural Utilities Cooperative Finance Corp.	7.250%	3/1/12	40,000	42,361
National Rural Utilities Cooperative Finance Corp.	4.750%	3/1/14	12,000	12,960
4 Niagara Mohawk Power Corp.	3.553%	10/1/14	16,500	17,042
NSTAR	4.500%	11/15/19	1,880	1,921
NSTAR Electric Co.	4.875%	10/15/12	20,800	21,965
Oklahoma Gas & Electric Co.	6.500%	4/15/28	10,000	10,756
4 Oncor Electric Delivery Co. LLC	5.250%	9/30/40	10,415	9,535
Peco Energy Co.	4.750%	10/1/12	12,000	12,637
Potomac Electric Power Co.	6.500%	11/15/37	8,000	9,215
PPL Electric Utilities Corp.	6.250%	5/15/39	2,675	2,934
Public Service Co. of Colorado	3.200%	11/15/20	13,650	12,653
Public Service Electric & Gas Co.	2.700%	5/1/15	7,970	7,954
Public Service Electric & Gas Co.	3.500%	8/15/20	10,000	9,493
SCANA Corp.	6.875%	5/15/11	25,000	25,174
SCANA Corp.	6.250%	2/1/12	28,930	30,262
Southern California Edison Co.	5.000%	1/15/14	11,800	12,787
Southern California Edison Co.	5.500%	8/15/18	31,730	35,535
Southern Co.	5.300%	1/15/12	20,000	20,737
Virginia Electric and Power Co.	4.750%	3/1/13	16,350	17,390
Virginia Electric and Power Co.	5.950%	9/15/17	50,000	57,096
Wisconsin Electric Power Co.	5.700%	12/1/36	13,825	14,366
Natural Gas (0.5%)
4 DCP Midstream LLC	6.450%	11/3/36	9,375	9,522
Nisource Finance Corp.	6.400%	3/15/18	50,000	55,932
TransCanada PipeLines Ltd.	3.800%	10/1/20	30,875	29,637

8

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
				893,500

Total Corporate Bonds (Cost $8,626,669)				9,023,642

Sovereign Bonds (U.S. Dollar-Denominated) (2.6%)
4 Abu Dhabi National Energy Co.	5.875%	10/27/16	10,000	10,483
Asian Development Bank	4.500%	9/4/12	40,000	41,893
4 Austria Government International Bond	2.000%	11/15/12	18,170	18,533
Bank Nederlandse Gemeenten	6.000%	3/26/12	50,000	52,327
4 CDP Financial Inc.	4.400%	11/25/19	22,000	21,986
4 EDF SA	4.600%	1/27/20	27,000	27,353
European Investment Bank	4.625%	5/15/14	54,000	58,877
European Investment Bank	4.625%	10/20/15	15,000	16,446
Japan Bank for International Cooperation/Japan	4.750%	5/25/11	35,000	35,171
Kreditanstalt fuer Wiederaufbau	4.125%	10/15/14	22,000	23,658
Kreditanstalt fuer Wiederaufbau	1.250%	10/26/15	32,000	30,466
Oesterreichische Kontrollbank AG	4.500%	3/9/15	17,000	18,501
Province of New Brunswick Canada	5.200%	2/21/17	30,000	33,203
Province of Ontario Canada	1.375%	1/27/14	23,000	22,806
Province of Ontario Canada	4.500%	2/3/15	40,000	43,504
Province of Ontario Canada	4.400%	4/14/20	48,000	49,375
Province of Quebec Canada	5.125%	11/14/16	20,000	22,156
4 Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.500%	9/30/14	7,855	8,432

Total Sovereign Bonds (Cost $510,722)				535,170

Taxable Municipal Bonds (3.3%)
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.263%	4/1/49	24,560	24,742
California GO	5.700%	11/1/21	7,895	7,944
California GO	7.600%	11/1/40	14,500	15,889
Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	4,445	4,409
Chicago IL O'Hare International Airport Revenue	6.845%	1/1/38	12,090	11,877
Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	13,390	12,854
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	22,485	23,178
District of Columbia Income Tax Revenue	5.591%	12/1/34	6,480	6,519
Duke University North Carolina Revenue	5.850%	4/1/37	62,165	64,716
Illinois GO	5.365%	3/1/17	565	562
Illinois GO	5.665%	3/1/18	10,540	10,549
Illinois GO	5.877%	3/1/19	8,435	8,433
Illinois Toll Highway Authority Revenue	6.184%	1/1/34	15,840	15,321
Los Angeles CA Department of Water & Power
Revenue	6.008%	7/1/39	11,230	10,947
Los Angeles CA Department of Water & Power
Revenue	6.574%	7/1/45	18,590	19,246
Los Angeles CA Unified School District GO	5.750%	7/1/34	30,000	28,328
Louisville & Jefferson County KY Metropolitan Sewer
District Revenue	6.250%	5/15/43	11,000	11,246
Maryland Transportation Authority Facilities Projects
Revenue	5.888%	7/1/43	12,005	12,495
Massachusetts Development Finance Agency Revenue
(Harvard University)	6.300%	10/1/37	68,000	74,295
Massachusetts School Building Authority Dedicated
Sales Tax Revenue	5.715%	8/15/39	15,000	15,329
Metropolitan New York Transportation Authority
Revenue (Dedicated Tax Fund)	7.336%	11/15/39	1,560	1,768
Metropolitan New York Transportation Authority
Revenue (Dedicated Tax Fund)	6.089%	11/15/40	8,070	7,853
6 New Jersey Economic Development Authority
Revenue (State Pension Funding)	7.425%	2/15/29	46,080	47,678
New Jersey Educational Facilities Authority Revenue
(Princeton University)	5.700%	3/1/39	13,020	14,002
New Jersey Turnpike Authority Revenue	7.414%	1/1/40	28,975	32,438
New Jersey Turnpike Authority Revenue	7.102%	1/1/41	2,000	2,166

9

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.882%	6/15/44	11,965	12,002
New York State Thruway Authority Revenue	5.883%	4/1/30	29,670	29,459
North Texas Tollway Authority System Revenue	6.718%	1/1/49	31,250	31,033
Oregon Department Transportation Highway Usertax
Revenue	5.834%	11/15/34	14,510	14,513
7 Oregon School Boards Association GO	4.759%	6/30/28	15,000	13,078
Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	9,605	9,895
Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	5,665	5,786
San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	6,175	6,419
South Carolina Public Service Authority Revenue	6.454%	1/1/50	8,000	8,556
Texas Transportation Commission Revenue	5.178%	4/1/30	12,275	12,083
University of California Regents Medical Center
Revenue	6.548%	5/15/48	7,410	7,321
University of California Regents Medical Center
Revenue	6.583%	5/15/49	12,635	12,537
University of California Revenue	5.770%	5/15/43	23,675	22,869
Utah GO	3.289%	7/1/20	22,900	21,873
8 Wisconsin GO	5.700%	5/1/26	9,000	8,976

Total Taxable Municipal Bonds (Cost $707,940)				701,184

				Market
				Value
			Shares	($000)

Common Stocks (38.5%)
Consumer Discretionary (3.4%)
Home Depot Inc.			8,238,200	305,308
McDonald's Corp.			2,085,100	158,655
Stanley Black & Decker Inc.			1,454,600	111,422
Genuine Parts Co.			1,361,700	73,042
Mattel Inc.			2,746,600	68,473
				716,900
Consumer Staples (7.0%)
Philip Morris International Inc.			3,334,900	218,869
Kimberly-Clark Corp.			3,180,600	207,598
Kraft Foods Inc.			5,691,700	178,492
Sysco Corp.			6,092,200	168,754
PepsiCo Inc.			2,230,500	143,667
Unilever NV			4,398,900	137,949
Altria Group Inc.			3,848,500	100,176
Imperial Tobacco Group plc			2,602,790	80,313
Procter & Gamble Co.			1,303,100	80,271
HJ Heinz Co.			1,602,400	78,229
General Mills Inc.			2,068,500	75,604
				1,469,922
Energy (5.5%)
Chevron Corp.			3,741,900	401,992
ConocoPhillips			3,045,400	243,206
Royal Dutch Shell plc Class B			6,643,878	241,268
Exxon Mobil Corp.			1,868,200	157,172
Total SA ADR			1,920,200	117,074
				1,160,712
Financials (4.3%)
Marsh & McLennan Cos. Inc.			9,268,100	276,282
National Bank of Canada			1,811,400	147,210
M&T Bank Corp.			1,381,200	122,195
HSBC Holdings plc			10,489,600	108,349
Chubb Corp.			1,688,700	103,534
Toronto-Dominion Bank			873,500	77,384
Credit Suisse Group AG ADR			1,052,400	44,811

10

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2011

		Market
		Value
	Shares	($000)
Plum Creek Timber Co. Inc.	283,447	12,361
		892,126
Health Care (4.7%)
Pfizer Inc.	15,200,600	308,724
Johnson & Johnson	4,866,300	288,328
Merck & Co. Inc.	8,340,550	275,322
AstraZeneca plc ADR	2,241,400	103,373
		975,747
Industrials (5.3%)
General Electric Co.	11,792,000	236,429
3M Co.	2,150,800	201,100
Illinois Tool Works Inc.	3,111,500	167,150
Eaton Corp.	2,803,900	155,448
Waste Management Inc.	4,139,600	154,573
Emerson Electric Co.	2,358,600	137,813
Lockheed Martin Corp.	826,000	66,410
		1,118,923
Information Technology (2.5%)
Analog Devices Inc.	4,730,300	186,279
Maxim Integrated Products Inc.	6,734,700	172,409
Intel Corp.	7,976,600	160,888
		519,576
Materials (1.8%)
EI du Pont de Nemours & Co.	2,332,400	128,212
Nucor Corp.	2,309,100	106,265
PPG Industries Inc.	879,900	83,775
Packaging Corp. of America	2,233,200	64,517
		382,769
Telecommunication Services (1.8%)
AT&T Inc.	8,598,485	263,114
Vodafone Group plc ADR	4,177,500	120,103
		383,217
Utilities (2.2%)
Xcel Energy Inc.	4,211,200	100,605
Cia Energetica de Minas Gerais ADR	4,193,380	80,806
PG&E Corp.	1,809,000	79,922
American Electric Power Co. Inc.	2,025,600	71,180
NextEra Energy Inc.	1,183,400	65,229
Dominion Resources Inc.	1,159,300	51,821

		449,563

Total Common Stocks (Cost $6,218,892)		8,069,455

11

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2011

				Market
		Maturity		Value
	Coupon	Date	Shares	($000)

Temporary Cash Investments (6.7%)
Money Market Fund (0.0%)
9,10 Vanguard Market Liquidity Fund	0.208%		3,511,200	3,511

			Face
			Amount
			($000)
Repurchase Agreements (6.7%)
Banc of America Securities, LLC(Dated 3/31/11,
Repurchase Value $697,703,000, collateralized by
Federal Home Loan Bank 4.805%-4.910%, 4/28/15-
8/20/15, Federal Home Loan Mortgage Corp.
2.490%-6.109%, 11/1/22-3/1/41, Federal National
Mortgage Assn. 0.491%-6.005%, 3/1/20-9/1/46,
Government National Mortgage Assn. 5.500%,
10/20/38)	0.140%	4/1/11	697,700	697,700
Goldman Sachs & Co.(Dated 3/31/11, Repurchase
Value $344,201,000, collateralized by Federal
National Mortgage Assn. 3.500%-4.500%, 9/1/25-
2/1/41)	0.150%	4/1/11	344,200	344,200
Goldman Sachs & Co.(Dated 3/31/11, Repurchase
Value $350,012,000, collateralized by Federal
National Mortgage Assn. 3.500%-5.000%, 5/1/25-
3/1/41)	0.180%	4/7/11	350,000	350,000

				1,391,900

Total Temporary Cash Investments (Cost $1,395,411)				1,395,411

Total Investments (102.4%) (Cost $19,180,721)				21,451,209
Other Assets and Liabilities—Net (-2.4%)[10,11]				(503,721)

Net Assets (100%)				20,947,488

^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $3,433,000.
1 Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.
2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, the aggregate value of these securities was $1,528,383,000, representing 7.3% of net assets.
5 Adjustable-rate security.
6 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
7 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
8 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
9 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
10 Includes $3,511,000 of collateral received for securities on loan.
11 Cash of $11,995,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GO—General Obligation Bond.

12

© 2011 The Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA 272 052011

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLESLEY INCOME FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 19, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLESLEY INCOME FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 19, 2011
VANGUARD WELLESLEY INCOME FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: May 19, 2011

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number
33-53683, Incorporated by Reference.